Exhibit 99.3

CHIPPAC, INC.

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Krakauer, in my capacity as Chief Financial Officer of ChipPAC, Inc., a Delaware corporation (“ChipPAC”), and in connection with the Quarterly Report on Form 10-Q filed by ChipPAC with the Securities and Exchange Commission on May 14, 2003 (the “Report”), hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ChipPAC.

IN WITNESS WHEREOF, the undersigned has executed this CFO Certification as of the 14th day of May, 2003.

/s/ ROBERT KRAKAUER
Name:	Robert Krakauer
Title:	Chief Financial Officer